Exhibit 10.36

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment No. 3

This Amendment No. 3 (“Amendment”), effective as of August 24,  2015 (the “Effective Date”), entered into by and between (i) AMAG Pharmaceuticals, Inc. (“AMAG” or the “Company”) and (ii) Sigma-Aldrich, Inc. (“SAFC”), amends that certain Commercial Supply Agreement between AMAG and SAFC dated August 29, 2012 (the “Commercial Supply Agreement”), as amended October 3, 2013 (“Amendment No. 1”) and as amended March 31, 2015 (“Amendment No. 2”), and collectively with the Commercial Supply Agreement, the (“Agreement”). Capitalized terms used but not defined in this Amendment will have the meanings given them in the Agreement.

BACKGROUND

SAFC and AMAG desire to amend the Agreement as set forth in this Amendment.

Now, therefore, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

AMENDMENTS

1.   The second sentence of Section 12.21(b) of the Commercial Supply Agreement, which was added pursuant to Amendment No. 1, and which begins with the words “If the N-1 Plant is not approved...” shall be deleted and restated as:

If the N-1 Plant is not online and approved by AMAG, such approval not to be unreasonably withheld, by [***], then SAFC shall promptly provide a credit to AMAG of [***].”

Accept as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect unamended.

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

signaTure page to amendment No. 3

In Witness Whereof, the Parties by their authorized representatives have executed this Amendment as of the Effective Date.

/s
AMAG PHARMACEUTICALS, INC.		Sigma-Aldrich, Inc.

By:	/s/ Frank E. Thomas	By:	/s/ Gilles Cottier

Name:	Frank E. Thomas	Name:	Gilles Cottier
Title: Date:	Chief Operating Officer October 19, 2015	Title:	Vice President